SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934



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Filed by a party other than the Registrant            [ ]

Check the appropriate box:

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[ ]   Soliciting Material Pursuant to Section.240.14a-11(c) or Section.240.
      14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))


                      FRANKLIN INVESTORS SECURITIES TRUST
                (Name of Registrant as Specified in its Charter)

                      FRANKLIN INVESTORS SECURITIES TRUST
                   (Name of Person(s) Filing Proxy Statement)


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[LOGO]
FRANKLIN(R)TEMPLETON(R)INVESTMENTS


                      FRANKLIN CONVERTIBLE SECURITIES FUND

                        IMPORTANT SHAREHOLDER INFORMATION

These materials are for a Special Shareholders' Meeting scheduled for October 3, 2002 at 10:00 a.m. Pacific time. The enclosed materials discuss two proposals (the "Proposals" or, each, a "Proposal") to be voted on at the meeting, and contain your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your Fund. If you specify a vote for both Proposals, your proxy will be voted as you indicate. If you specify a vote for one of the Proposals, but not both, your proxy will be voted as specified on such Proposal and, on the Proposal(s) for which no vote is specified, will be voted FOR such Proposal(s). If you simply sign and date the proxy card, but do not specify a vote for any Proposal, your proxy will be voted FOR both Proposals.

WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSALS IN THE PROXY STATEMENT. THEN, PLEASE FILL OUT AND SIGN THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY, THE FUND MAY BE ABLE TO SAVE MONEY BY NOT HAVING TO CONDUCT ADDITIONAL MAILINGS.

WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL FUND INFORMATION AT 1-800/DIAL BEN(R) (1-800/342-5236).



                          TELEPHONE AND INTERNET VOTING

FOR YOUR CONVENIENCE, YOU MAY BE ABLE TO VOTE BY TELEPHONE OR THROUGH THE INTERNET, 24 HOURS A DAY. IF YOUR ACCOUNT IS ELIGIBLE, A CONTROL NUMBER AND SEPARATE INSTRUCTIONS ARE ENCLOSED.


                      This page intentionally left blank.

                           A LETTER FROM THE PRESIDENT

Dear Fellow Shareholders:

Enclosed for your consideration are a number of important matters relating to your investment in Franklin Convertible Securities Fund (the "Fund") in connection with a Special Meeting of Shareholders. The materials which we have included describe proposals that will affect the future of your Fund.

 The Board of Trustees recommends that, among other items, you cast your vote in favor of:

1.    Amending six of the Fund's fundamental investment restrictions; and

2.    Eliminating seven of the Fund's fundamental investment restrictions.



      PLEASE TAKE A MOMENT TO REVIEW THIS DOCUMENT, AND FILL OUT, SIGN AND
           RETURN THE ENCLOSED PROXY CARD



To provide additional investment opportunities for the Fund, we have proposed amending or eliminating certain of the Fund's fundamental investment restrictions. The proxy statement includes a question-and-answer format designed to provide you with a simpler and more concise explanation of certain issues. Although much of the information in the proxy statement is technical and required by the various regulations that govern the Fund, we hope that this format will be helpful to you.

Your vote is important to the Fund. On behalf of the Trustees, thank you in advance for considering these issues and for promptly returning your proxy card.

                                   Sincerely,


                                    ----------------------
                                    Edward B. Jamieson
                                    PRESIDENT

                       This page intentionally left blank

[LOGO]
FRANKLIN(R)TEMPLETON(R) INVESTMENTS


                      FRANKLIN CONVERTIBLE SECURITIES FUND

                    NOTICE OF SPECIAL SHAREHOLDERS' MEETING
                          TO BE HELD ON OCTOBER 3, 2002

A Special Shareholders' Meeting ("Meeting") of Franklin Convertible Securities Fund (the "Fund"), will be held at the Fund's office at One Franklin Parkway, San Mateo, California 94403-1906, at 10:00 a.m. (Pacific time), on October 3, 2002.

During the Meeting, shareholders of the Fund will vote on the following Proposals and Sub-Proposals:

1. To approve amendments to certain of the Fund's fundamental investment restrictions (includes six (6) Sub-Proposals).

                (a) To amend the Fund's fundamental investment restriction regarding borrowing;

                (b) To amend the Fund's fundamental investment restriction regarding underwriting;

                (c) To amend the Fund's fundamental investment restriction regarding lending;

                (d) To amend the Fund's fundamental investment restrictions regarding investments in real estate and commodities;

                (e) To amend the Fund's fundamental investment restriction regarding senior securities; and

                (f) To amend the Fund's fundamental investment restrictions regarding diversification of investments.

2.    To  approve  the  elimination  of  certain  of  the  Fund's   fundamental
investment restrictions.

The Board of Trustees has fixed July 15, 2002 as the record date for determination of shareholders entitled to vote at the Meeting.

Please note that a separate vote is required for each Proposal or Sub-Proposal.

                                    By Order of the Board of Trustees,


                                    Murray L. Simpson
                                    Secretary


San Mateo, California
[                  ], 2002

-------------------------------------------------------------------------------
PLEASE SIGN AND RETURN YOUR PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
-------------------------------------------------------------------------------




                                TABLE OF CONTENTS

                                                                        PAGE


PROXY STATEMENT

Information About Voting.........................................

Introduction to Proposals 1 and 2................................

Proposal 1:To Approve Amendments to Certain of the Fund's
           Fundamental Investment Restrictions
           (Includes Six (6) Sub-Proposals)......................

       1a: Borrowing.............................................
       1b: Underwriting..........................................
       1c: Lending...............................................
       1d: Real Estate and Commodities...........................
       1e: Senior Securities.....................................
       1f: Diversification of Investments........................


Proposal 2:To Approve the Elimination of Certain of the Fund's
           Fundamental Investment Restrictions

Information About the Fund.......................................

Further Information About Voting and the Meeting.................

EXHIBITS

Exhibit A: Fundamental Investment Restrictions Proposed to be
           Amended or Eliminated.................................


                      FRANKLIN CONVERTIBLE SECURITIES FUND

                                 PROXY STATEMENT

INFORMATION ABOUT VOTING

WHO IS ASKING FOR MY VOTE?

The Board of Trustees of Franklin Investors Securities Trust (the "Trust"), on behalf of its separate series Franklin Convertible Securities (the "Fund"), in connection with the Special Meeting of Shareholders of the Fund to be held October 3, 2002 (the "Meeting"), has requested your vote on several matters.

WHO IS ELIGIBLE TO VOTE?

Shareholders of record at the close of business on July 15, 2002 are entitled to be present and vote at the Meeting or any adjourned meeting. Each share of record is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote, on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were mailed to shareholders of record on or about [ ], 2002.

ON WHAT ISSUES AM I BEING ASKED TO VOTE?

You are being asked to vote on the following proposals:

1. To approve amendments to certain of the Fund's fundamental investment restrictions (includes six (6) Sub-Proposals); and

2.    To eliminate certain of the Fund's fundamental investment restrictions.

HOW DO THE TRUSTEES RECOMMEND THAT I VOTE?

The Trustees unanimously recommend that you vote:

1. FOR the approval of each of the proposed amendments to certain of the Fund's fundamental investment restrictions; and

2. FOR the approval of the elimination of certain of the Fund's fundamental investment restrictions.

HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the internet, a control number and separate instructions are enclosed.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for either Proposal 1 or 2, your proxy will be voted as you indicate, and either Proposal for which no vote is specified will be voted FOR that Proposal. If you simply sign and return the proxy card, but do not specify a vote for either Proposal 1 or Proposal 2, your shares will be voted as follows: FOR the approval of each of the proposed amendments to the Fund's fundamental investment restrictions (Sub-Proposals 1a-1f); and FOR the approval of the elimination certain of the Fund's fundamental investment restrictions (Proposal 2).

MAY I REVOKE MY PROXY?

You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.


                       INTRODUCTION TO PROPOSALS 1 AND 2.

WHY IS THE BOARD RECOMMENDING THE AMENDMENT OR ELIMINATION OF CERTAIN OF THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS?

The Fund is subject to certain "fundamental" investment restrictions that govern the Fund's investment activities. Under the Investment Company Act of 1940, as amended, (the "1940 Act"), "fundamental" investment restrictions may be changed or eliminated only if shareholders approve such action. The Board is recommending that shareholders approve the amendment or elimination of certain of the Fund's fundamental investment restrictions principally because such fundamental investment restrictions are more restrictive than is required under the federal securities laws and their amendment or elimination would provide the Fund with greater investment flexibility to meet its investment objective. The proposed restrictions not only satisfy current federal regulatory requirements, but also generally are formulated to provide the Fund with the flexibility to respond to future legal, regulatory, market or technical changes. The proposed changes would not affect the Fund's investment objective.

After the Trust was organized as a Massachusetts business trust in 1986, certain legal and regulatory requirements applicable to investment companies changed. For example, certain restrictions imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA") and therefore are no longer applicable to investment companies. As a result, the Fund currently is subject to certain fundamental investment restrictions that are either more restrictive than required under current law, or which are no longer required at all. For example, the Fund's current restriction on investments in other investment companies, which is not required under the 1940 Act, precludes the Fund from acquiring certain mandatory convertible securities. For this reason, the Board is recommending that the Fund's shareholders approve the amendment or elimination of certain of the Fund's current fundamental investment restrictions in order to provide the Fund with a more modernized list of restrictions that will enable the Fund to operate more efficiently, and to more easily monitor compliance with its investment restrictions.

The Board does not anticipate that the proposed amendments to, or the elimination of, certain of the Fund's restrictions, individually or in the aggregate, will materially affect the way the Fund is managed. Should the Board determine at a later date that a material modification to an investment policy that would be permitted under the changed restrictions is appropriate for the Fund, notice of any such change would be provided to shareholders. However, the Board believes that the proposed changes are in the best interests of the Fund and its shareholders as they will modernize the subject investment restrictions and should enhance the Fund's ability to achieve its investment objective.


PROPOSAL 1:     TO APPROVE AMENDMENTS TO CERTAIN OF THE FUND'S FUNDAMENTAL
                INVESTMENT RESTRICTIONS (THIS PROPOSAL INVOLVES SEPARATE VOTES
                ON SUB-PROPOSALS 1A - 1F)

The Fund's existing investment restrictions, together with the recommended changes to the restrictions, are detailed in Exhibit A, which is entitled, "Fundamental Investment Restrictions Proposed to be Amended or Eliminated." Shareholders are requested to vote separately on each Sub-Proposal in Proposal
1. Any Sub-Proposals which are approved by shareholders will be effective immediately.

SUB-PROPOSAL 1A: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING BORROWING.

The 1940 Act requires investment companies to impose certain limitations on borrowing activities and a fund's borrowing limitations must be fundamental. The limitations on borrowing are generally designed to protect shareholders and their investment by restricting a fund's ability to subject its assets to the claims of creditors who, under certain circumstances, might have a claim to the fund's assets that would take precedence over the claims of shareholders.

Under the 1940 Act, a fund may borrow up to 33-1/3% of its total assets (including the amount borrowed) from banks and may borrow up to 5% of its total assets for temporary purposes from any other person. Generally, a loan is considered temporary if it is repaid within sixty days. Funds typically borrow money to meet redemptions or other short-term cash needs in order to avoid forced, unplanned sales of portfolio securities. This technique allows a fund greater flexibility by allowing its manager to buy and sell portfolio securities primarily for investment or tax considerations, rather than for cash flow considerations.


WHAT EFFECT WILL AMENDING THE CURRENT BORROWING RESTRICTION HAVE ON THE FUND?

The Fund's current investment restriction relating to borrowing prohibits the Fund from borrowing money, except that the Fund may borrow up to 5% of its total assets from banks for temporary or emergency purposes. The Fund's current investment restriction on borrowing also limits the Fund's ability to pledge or mortgage its assets. Currently, the Fund may not pledge or mortgage its assets for any purposes, except in order to secure borrowings and then only to an extent not greater than 5% of the Fund's total assets. The 1940 Act does not require this type of fundamental investment restriction.

The proposed investment restriction would prohibit borrowing money, except to the extent permitted by the 1940 Act or any rule, exemption or interpretation thereunder issued by the U.S. Securities and Exchange Commission (the "SEC"), and would eliminate the restriction regarding the Fund's ability to pledge or mortgage its assets. In addition, the Fund's policy that the Fund may borrow up to 5% to meet redemptions or for other temporary purposes would be eliminated to avoid unnecessarily limiting its investment manager if the manager determines that borrowing is in the best interests of the Fund and its shareholders. As a general matter, section 18 of the 1940 Act limits the Fund's borrowings to not more than 33-1/3% of the Fund's total assets. Therefore, the proposed restriction would increase the Fund's borrowing limit to the legally permissible limit of 33-1/3% of its total assets.

Unlike the current investment restriction, the proposed restriction also would permit the Fund to borrow money from affiliated investment companies or other affiliated entities, such as the Fund's manager. In September 1999, the SEC granted an exemptive order to the Fund, together with other funds in Franklin Templeton Investments, permitting the Fund to borrow money from other funds in Franklin Templeton Investments (the "Inter-Fund Lending and Borrowing Order"). The proposed borrowing restriction would permit the Fund, under certain circumstances and in accordance with the Inter-Fund Lending and Borrowing Order, to borrow money from other funds in Franklin Templeton Investments at rates that are more favorable than the rates that the Fund would receive if it borrowed from banks or other lenders. The proposed borrowing restriction would also permit the Fund to borrow from other affiliated entities, such as the investment manager, under emergency market conditions should the SEC permit investment companies to engage in such borrowing in the future, such as it recently did in response to the emergency market conditions that existed immediately after the events of September 11, 2001.

Because the proposed borrowing restriction would provide the Fund with additional borrowing flexibility, to the extent the Fund uses such flexibility the Fund may be subject to additional costs, and the risks inherent to borrowing, such as reduced total return. The additional costs and risks to which the Fund may be exposed are limited, however, by the borrowing limitations imposed by the 1940 Act or any rule, exemption or interpretation thereof that may be applicable.

SUB-PROPOSAL 1B: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING UNDERWRITING.

Under the 1940 Act, the Fund's policy concerning underwriting is required to be fundamental. Under the federal securities laws, a person or company generally is considered to be an underwriter if the person or company participates in the public distribution of securities of OTHER ISSUERS, which involves purchasing the securities from another issuer with the intention of re-selling the securities to the public. From time to time, a mutual fund may purchase securities in a private transaction for investment purposes and later sell or redistribute the securities to institutional investors. Under these or other circumstances, the Fund could possibly be considered to be within the technical definition of an underwriter under the federal securities laws. Recent SEC interpretations clarify, however, that re-sales of privately placed securities by institutional investors, such as the Fund, do not make the institutional investor an underwriter in these circumstances. In addition, it is unclear whether the Fund itself would be deemed to be an underwriter of its own securities as a result of technical non-compliance with certain provisions under the 1940 Act. The proposed restriction incorporates these SEC interpretations and would clarify any ambiguity regarding the Fund's ability to sell its own shares.

WHAT EFFECT WILL AMENDING THE CURRENT UNDERWRITING RESTRICTION HAVE ON THE
FUND?

The Fund's current fundamental investment restriction relating to underwriting prohibits the Fund from acting as an underwriter, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities. The current restriction does not, however, provide any clarification regarding whether the Fund may sell its shares in those limited circumstances when the Fund might be deemed to be an underwriter.

The proposed restriction is similar to the current investment restriction to the extent that it specifically permits the Fund to resell restricted securities in those instances where there may be a question as to whether the Fund is technically acting as an underwriter. However, the proposed underwriting restriction clarifies that the Fund may sell its own shares without being deemed an underwriter. Thus, the proposed fundamental investment restriction merely clarifies the types of transactions in which the Fund may permissibly engage. It is not anticipated that adoption of the proposed restriction would involve any additional material risk to the Fund or affect the way the Fund is currently managed.

SUB-PROPOSAL 1C: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING LENDING.

Under the 1940 Act, a fund must describe, and designate as fundamental, its policy with respect to making loans. In addition to a loan of cash, the term "loans" may, under certain circumstances, be deemed to include certain transactions and investment-related practices. Among those transactions and practices are lending of portfolio securities, entering into repurchase agreements and the purchase of certain debt instruments. If a fund adopts a fundamental policy that prohibits lending, the fund may still invest in debt securities and enter into securities lending transactions if it provides an exception from the general prohibition. In addition, the Fund's current fundamental restriction regarding the lending of portfolio securities limits the Fund's loans of portfolio securities to an aggregate amount of not more than 10% of the Fund's total assets at the time of the most recent loan. Securities lending has become a common practice in the mutual fund industry and involves the temporary loan of portfolio securities to parties who use the securities for the settlement of other securities transactions. The collateral delivered to a fund in connection with such a transaction is then invested to provide the fund with additional income it might not otherwise have. Securities lending involves certain risks if the borrower fails to return the securities.

Under SEC staff interpretations, lending by an investment company, under certain circumstances, may also give rise to issues relating to the issuance of senior securities. To the extent that the Fund enters into lending transactions under these limited circumstances, the Fund will continue to be subject to the limitations imposed under the 1940 Act regarding the issuance of senior securities. (See Proposal 1f below.)

WHAT EFFECT WILL AMENDING THE CURRENT LENDING RESTRICTION HAVE ON THE FUND?

The Fund's current investment restriction regarding lending prohibits the Fund from lending money or other assets, except that the Fund may purchase a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness. Repurchase agreements and securities lending, subject to certain limitations, also are specifically excluded from this limitation. Although the Fund's current investment restriction permits the purchase of certain debt securities, the Fund is only permitted to purchase publicly distributed debt securities and may not invest in certain types of private placement debt securities or engage in direct corporate loans, even if such investments would otherwise be commensurate with the Fund's investment objective and policies.

The proposed fundamental investment restriction is similar to the Fund's current investment restriction regarding lending; however, the proposed investment restriction provides the Fund with greater lending flexibility by permitting the Fund to invest in non-publicly distributed debt securities, loan participations, and direct corporate loans. And, unlike the Fund's current investment restriction, under the proposed restriction, the Fund is only limited by the 1940 Act with respect to the value of loans of its portfolio securities.

The proposed investment restriction would also permit the Fund to take advantage of the Inter-Fund Lending and Borrowing Order described above. These lending transactions may include terms that are more favorable than those which would otherwise be available from lending institutions. The proposed restriction would permit the Fund, under certain conditions, to lend cash to other Franklin Templeton funds at rates higher than those that the Fund would receive if the Fund loaned cash to banks through short-term lending transactions, such as repurchase agreements. The Board anticipates that this additional flexibility to lend cash to affiliated investment companies would allow additional investment opportunities, and could enhance the Fund's ability to respond to changes in market, industry or regulatory conditions.

It is not anticipated that adoption of the proposed restriction would involve any additional risk, as the proposed restriction would not affect the way the Fund is currently managed.

SUB-PROPOSAL 1D: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS REGARDING INVESTMENTS IN REAL ESTATE AND COMMODITIES.

Under the 1940 Act, a fund's investment policies regarding investments in real estate and commodities must be fundamental. The Fund's real estate and commodities restrictions are currently contained in two separate investment restrictions. The proposed restriction would combine these two restrictions into one, as well as clarify the types of financial commodities and other instruments in which the Fund may invest.

WHAT EFFECT WILL AMENDING THE REAL ESTATE AND COMMODITIES RESTRICTIONS HAVE ON THE FUND?

The proposed restriction will combine the limitations on investing in both real estate and commodities into one restriction.

REAL ESTATE: The Fund's current fundamental investment restriction relating to real estate prohibits the Fund from acquiring, leasing or holding real estate, except the Fund may invest in the securities of real estate investment trusts. The proposed real estate restriction is substantially the same as the current real estate limitation. Accordingly, the Fund will continue to be prohibited from directly investing in real estate, and will still be permitted to purchase or sell securities of real estate investment trusts. In addition, the proposed restriction will clarify the Fund's ability to hold and sell real estate acquired by the Fund as a result of owning a security or other instrument.

COMMODITIES: The current fundamental investment restriction on commodities states that the Fund may not purchase or sell commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof. However, the Fund may write exchange listed call options, purchase put options on securities in its portfolio, purchase call options to the extent necessary to cancel call options previously written, purchase listed call options, and purchase call and put options on stock indices for defensive hedging purposes. The Fund's current fundamental investment restriction relating to commodities is combined with a fundamental investment restriction relating to investments in oil, gas, and other mineral development programs. The Fund is proposing to eliminate the restriction on investing in oil, gas, and mineral development programs. (See Proposal 2 below.)

The most common types of commodities are physical commodities such as wheat, cotton, rice and corn. Under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, are also considered to be commodities. Funds typically invest in such futures contracts and options on these and other types of commodity contracts for hedging purposes, to implement a tax or cash management strategy, or to enhance returns.

The proposed commodities restriction clarifies that the Fund has the flexibility to invest in financial futures contracts and related options. The proposed restriction would permit investment in financial futures instruments for either investment or hedging purposes. Although the Fund has for many years had the ability to invest in options on securities and options on stock indices, it has not done so. The Fund does not intend to begin investing in financial futures contracts and related options. Therefore, it is not anticipated that the proposed restriction would involve any additional risk. Using financial futures instruments can involve substantial risks, and will be utilized only if the investment manager believes such risks are advisable.

SUB-PROPOSAL 1E: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING ISSUING SENIOR SECURITIES.

Under the 1940 Act, the Fund must have an investment policy describing its ability to issue senior securities. A "senior security" is an obligation of a fund, with respect to its earnings or assets, that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits an open-end fund from issuing senior securities in order to limit the fund's ability to use of leverage. In general, a fund uses leverage when it borrows money to enter into securities transactions or acquires an asset without being required to make payment until a later time.

SEC staff interpretations allow a fund under certain conditions to engage in a number of types of transactions that might otherwise be considered to create "senior securities," for example, short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). According to SEC staff interpretations, when engaging in these types of transactions, a fund must mark on its books, or set aside in a segregated account with its custodian bank, cash or other liquid securities to cover its future obligations, in order to avoid the creation of a senior security. This procedure limits the amount of a fund's assets that may be invested in these types of transactions and the fund's exposure to the risks associated with senior securities.

WHAT EFFECT WILL AMENDING THE RESTRICTION REGARDING ISSUING SENIOR SECURITIES HAVE ON THE FUND?

The current fundamental investment restriction relating to senior securities prohibits the Fund from issuing senior securities, except that the Fund may enter into repurchase agreements or make borrowings, mortgages and pledges as provided in the Fund's current fundamental restrictions on borrowing.

The proposed restriction would amend the Fund's current fundamental investment restriction by allowing the Fund to issue senior securities as permitted under the 1940 Act and any relevant rule, exemption, or interpretation issued by the SEC. The proposed restriction would clarify that the Fund may, provided that certain conditions are met, engage in those types of transactions that have been interpreted by the SEC staff as not constituting senior securities, such as repurchase transactions.

The Fund has no present intention of changing its current investment strategies regarding transactions that may be interpreted as resulting in the issuance of senior securities. Therefore, the Board does not anticipate that any additional material risk to the Fund will occur as a result of amending the current restriction on senior securities.

SUB-PROPOSAL 1F: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS REGARDING DIVERSIFICATION OF INVESTMENTS.

The 1940 Act prohibits a "diversified" investment company, like the Fund, from purchasing securities of any one issuer if, at the time of purchase, with respect to 75% of the fund's total assets, more than 5% of total assets would be invested in the securities of that issuer, or the fund would own or hold more than 10% of the outstanding voting securities of that issuer. Up to 25% of a fund's total assets may be invested without regard to these limitations. Under the 1940 Act, these 5% and 10% limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to the securities of other investment companies.

WHAT EFFECT WILL AMENDING THE CURRENT INVESTMENT DIVERSIFICATION RESTRICTIONS HAVE ON THE FUND?

The Fund currently has separate restrictions regarding the diversification of investments. The proposed restriction would combine these two restrictions into one. The Fund currently may not invest more than 5% of the value of its gross assets in the securities of any one issuer. In addition, the Fund currently is restricted from purchasing more than 10% of the outstanding voting securities of any one issuer.

The Fund's current diversification restrictions apply the 5% and 10% limitations as to 100% of the Fund's total assets, rather than the lower statutorily imposed 75% limit. The current investment restrictions also do not exclude securities of other investment companies from the diversification requirements, as permitted by the 1940 Act. The 1940 Act further excludes the securities of the U.S. government and its agencies and instrumentalities. While the current restriction excludes U.S. government securities from the 5% issuer requirement, this exclusion is general and does not encompass all aspects of the 1940 Act diversification provision.

The proposed fundamental investment restriction would exclude from the 5% and 10% limitations securities issued by other investment companies (whether registered or unregistered under certain SEC rules or orders). Under the amended investment restriction, the Fund would be able to invest cash held at the end of the day in money market funds or other short-term investments (such as unregistered money market funds) without regard to the 5% and 10% investment limitations. The Fund, together with the other funds in Franklin Templeton Investments, obtained an exemptive order from the SEC (the "Cash Sweep Order") that permits the funds in Franklin Templeton Investments to invest their uninvested cash in one or more registered Franklin Templeton money market funds.

The funds in Franklin Templeton Investments have also filed an application for an exemptive order seeking to amend the Cash Sweep Order to permit the funds in Franklin Templeton Investments, consistent with current SEC positions, to invest their uninvested cash in unregistered money market funds sponsored by Franklin Templeton Investments. Amending the Fund's current investment restriction regarding diversification would enable the Fund to take advantage of the investment opportunities presented by the Cash Sweep Order and, to the extent granted by the SEC, any amendment to the Cash Sweep Order permitting investment of uninvested cash balances in an unregistered money market fund sponsored by Franklin Templeton Investments.

The proposed fundamental investment restriction on diversification is consistent with the definition of a diversified investment company under the 1940 Act and the Cash Sweep Order issued by the SEC. In addition, the proposed investment restriction would provide the Fund with greater investment flexibility consistent with the provisions of the 1940 Act and future rules or SEC interpretations. However, it is not currently anticipated that the adoption of the proposed restriction would materially change the way the Fund is managed.


                 THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                    THAT YOU VOTE "FOR" SUB-PROPOSALS 1A-1F



PROPOSAL 2:     TO APPROVE THE ELIMINATION OF CERTAIN OF THE FUND'S
                FUNDAMENTAL INVESTMENT RESTRICTIONS

The Fund's existing investment restrictions, together with those recommended to be eliminated, are detailed in Exhibit A, which is entitled "Fundamental Investment Restrictions Proposed to be Amended or Eliminated." If shareholders approve Proposal 2, the elimination of such investment restrictions will be effective immediately.

WHY IS THE BOARD RECOMMENDING THAT CERTAIN FUNDAMENTAL INVESTMENT
RESTRICTIONS BE ELIMINATED, AND WHAT EFFECT WILL THEIR ELIMINATION HAVE ON THE FUND?

Some of the Fund's fundamental investment restrictions were originally adopted to comply with state securities laws and regulations. Due to the passage of NSMIA, and changes in SEC staff positions, these fundamental restrictions are either no longer required by law or are no longer relevant to the operation of the Fund. Since NSMIA eliminated the states' ability to substantively regulate investment companies, the Fund is no longer legally required to adopt or maintain investment restrictions relating to (i) investing for control or management; (ii) investments in companies with less than three years of continuous operation; (iii) management ownership of securities; and (iv) oil and gas programs.

Certain other fundamental investment restrictions of the Fund are restatements of restrictions that are already included within the 1940 Act or were former interpretations of the SEC staff. In some instances, these SEC staff interpretations have been updated or superseded entirely. These restrictions include those relating to (i) margin; (ii) short sales; and (iii) investments in other investment companies.

The Board has determined that eliminating these seven restrictions (referred to in this Proposal 2 as the "Restrictions") is consistent with the federal securities laws. By reducing the total number of investment restrictions that can be changed only by a shareholder vote, the Board believes that the Fund will be able to reduce the costs and delays associated with holding future shareholder meetings for the purpose of revising fundamental policies that become outdated or inappropriate. The Board believes that the elimination of the Restrictions is in the best interest of the Fund's shareholders as it will provide the Fund with increased flexibility to pursue its investment objective.

WHICH SEVEN (7) RESTRICTIONS IS THE BOARD RECOMMENDING THAT THE FUND
ELIMINATE?

CONTROL OR MANAGEMENT:

The Fund has a current fundamental investment restriction which prohibits the Fund from investing for purposes of exercising control or management. This restriction was enacted in response to various state securities laws and is no longer required under NSMIA. Typically, if a fund acquires a large percentage of the securities of a single issuer, it will be deemed to have invested in such issuer for the purposes of exercising control or management. This restriction was intended to ensure that a mutual fund would not be engaged in the business of managing another company.

Eliminating the restriction will not have any impact on the day to day management of the Fund because the Fund has no present intention to invest in an issuer for the purposes of exercising control or management.

MARGIN ACCOUNTS:

The Fund has a current fundamental investment that prohibits it from purchasing securities on margin. This restriction was originally included in the Fund's list of investment limitations in response to the various state law requirements to which mutual funds were subject. As discussed earlier in the introduction, under NSMIA the Fund is no longer required to retain a fundamental policy regarding these types of investment activities.

As a general matter, elimination of this fundamental restriction relating to purchasing securities on margin should not have an impact on the day to day management of the Fund, since the 1940 Act prohibitions on these types of transactions would continue to apply to the Fund. The Fund's ability to purchase securities on margin raises senior security issues and is specifically prohibited under the 1940 Act. Elimination of the restriction, therefore, would not affect the Fund's inability to purchase on margin. Finally, the Fund has not previously, nor does it currently intend to, engage in these investment activities.

SHORT SALES:

The Fund has a current fundamental investment that prohibits the Fund from engaging in short sales of securities, but does permit the Fund to sell securities "short against the box" on the terms and conditions described in the SAI. A "short against the box" is a short sale where the Fund owns an equal amount of the securities sold short or owns securities that are convertible or exchangeable, without payment of further consideration, into an equal amount of such securities.

The 1940 Act does not require the Fund to adopt a fundamental investment restriction regarding short sales, except to the extent that these transactions may result in senior securities. The elimination of this fundamental restriction relating to short sales of securities should not have an impact on the day to day management of the Fund, since the 1940 Act limitations on these types of transactions would continue to apply to the Fund. In addition, the Fund will maintain its current policy of limiting the collateral held for short sales to 20% of its total assets.

THREE YEARS OF COMPANY OPERATION:

The Fund's current fundamental investment restriction relating to investments in newer companies prohibits the Fund from investing in the securities of companies, including their predecessors, that have a record of less than three years continuous operation. This restriction was based upon state securities laws which have been pre-empted by NSMIA. Therefore, the Board proposes that the restriction be eliminated.

INVESTMENT IN OTHER INVESTMENT COMPANIES:

The Fund's current fundamental investment restriction regarding investments in other investment companies is based, in part, on state laws, which have been preempted by NSMIA. The Fund's current fundamental restriction prohibits the Fund from investing in other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; or except to the extent the Funds invest their uninvested daily cash balances in shares of the Franklin Money Fund and other money market funds in Franklin Templeton Investments. The 1940 Act, however, does not require a fund to adopt such a provision as a fundamental investment restriction.

Upon elimination of this restriction, the Fund would remain subject to the restrictions under Section 12(d) of the 1940 Act relating to the Fund's ability to invest in other investment companies, except where the Fund has received an exemption from such restrictions. The 1940 Act restrictions generally specify that the Fund may not purchase more than 3% of another fund's total outstanding voting stock, commit more than 5% of its assets to the purchase of another fund's securities, or have more than 10% of its total assets invested in securities of all other funds.

In addition, the Fund, which currently is permitted to invest in mandatory convertible securities but not to invest in other investment companies, will be able to purchase certain mandatory convertible securities trusts that are registered as closed-end investment companies. Mandatory convertible securities, which have many attributes of equity securities, are a significant and growing part of the convertible securities market. Mandatory convertibles typically pay a fixed quarterly dividend or interest payment, are non-callable for the life of the security, and are convertible into common stock on the mandatory conversion date where the number of shares received at maturity is determined by the difference between the price of the common stock at maturity and the price of the common stock at issuance. Mandatory convertible securities offer investors a form of yield enhancement in return for giving up some of the upside potential in the form of a conversion premium. This security structure is a significant and growing part of the convertible securities market and the yield and equity sensitivity of these securities make them particularly attractive investments for the Fund.

Mandatory convertible securities come in many forms. One increasingly popular structure due to favorable tax treatment is a trust that holds a combination of a debt instrument that pays the fixed quarterly premium with a forward contract that ensures delivery of the equity at maturity. However, in some cases, these trusts are registered as closed end investment companies although they are not actively managed and do not charge any management fees (any expenses are prepaid by the issuer). Consequently, under its present fundamental investment restrictions, the Fund may not acquire mandatory convertible securities structured as registered investment companies.

Furthermore, eliminating the Fund's current restriction would permit the Fund to take advantage of the investment opportunities presented by the Cash Sweep Order (discussed in Sub-Proposal 1f), since the Cash Sweep Order contemplates relief from the 1940 Act restrictions relating to investments in other investment companies in certain limited circumstances. Therefore, the Board is recommending that the restriction be eliminated.

MANAGEMENT OWNERSHIP OF SECURITIES:

The Fund's current fundamental investment restriction prohibits the Fund from investing in companies in which certain affiliated persons of the Fund have an ownership interest. This restriction was based on state law provisions that have been pre-empted by NSMIA. In addition, the 1940 Act provisions addressing conflicts of interest would continue to apply to the Fund. Therefore, the Board is recommending that the restriction be eliminated.

OIL AND GAS PROGRAMS:

The Fund has a fundamental investment restriction that prohibits the Fund from investing in interests in oil, gas or other mineral exploration or development programs. The Fund's fundamental investment restriction regarding oil and gas programs was based on state securities laws that had been adopted by a few jurisdictions, but have since been pre-empted by NSMIA. Accordingly, the Board proposes that the restriction be eliminated.


WHAT ARE THE RISKS, IF ANY, IN ELIMINATING THE RESTRICTIONS?

The Board does not anticipate that eliminating the Restrictions will result in any significant additional risk to the Fund. Although the Fund's Restrictions, as drafted, are no longer legally required, the Fund's ability to invest in these seven areas will continue to be subject to the limitations of the 1940 Act, or any rule, SEC staff interpretation, and any exemptive orders granted under the 1940 Act. Moreover, the Fund does not currently intend to change its present investment practices as a result of eliminating the Restrictions.



                 THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                         THAT YOU VOTE "FOR" PROPOSAL 2


INFORMATION ABOUT THE FUND

THE INVESTMENT MANAGER. Franklin Advisers, Inc. ("Advisers"), One Franklin Parkway, San Mateo, California 94403-1906, serves as the Fund's investment manager. Advisers is wholly owned by Franklin Resources, Inc.
("Resources"). Resources is a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately [17.3% and 14.5%], respectively, of its outstanding shares. Resources, a global investment organization operating as Franklin Templeton Investments, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE:BEN). Charles E. Johnson, Vice President of the Fund, is the son and nephew, respectively, of brothers Charles B. Johnson, Chairman of the Board and Trustee of the Fund, and Rupert H. Johnson, Jr., Trustee and Vice President of the Fund.

THE FUND ADMINISTRATOR. Under an agreement with Advisers, Franklin Templeton Services, LLC ("FT Services"), whose principal address is also One Franklin Parkway, San Mateo, California 94403-1906, provides certain administrative services and facilities for the Fund. FT Services is a wholly owned subsidiary of Resources and is an affiliate of Advisers and the Fund's principal underwriter.

THE UNDERWRITER. The underwriter for the Fund is Franklin Templeton Distributors, Inc., One Franklin Parkway, San Mateo, California 94403-1906.

THE TRANSFER AGENT. The transfer agent, registrar and dividend disbursement agent for the Fund is Franklin Templeton Investor Services, LLC, One Franklin Parkway, San Mateo, California 94403-1906.

THE CUSTODIAN. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS. The Fund's last audited financial statements and annual report, for the fiscal year ended October 31, 2001, and its semi-annual report dated April 30, 2002, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN(R) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 997151, Sacramento, CA 95899-9983.

PRINCIPAL SHAREHOLDERS. As of July 15, 2002, the Fund had ______________ shares outstanding and total net assets of $____________. From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of July 15, 2002 there were no other holders, beneficially or of record, of more than 5% of the Fund's outstanding shares.

In addition, to the knowledge of the Fund's management, as of July 15, 2002 no Director of the Fund owned 1% or more of the outstanding shares of the Fund, and the Officers and Trustees of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

SOLICITATION OF PROXIES. Your vote is being solicited by the Board. The cost of soliciting these proxies will be borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Fund has engaged Alamo Direct Mail Services, Inc. to solicit proxies from brokers, banks, other institutional holders and individual shareholders for an anticipated cost of approximately $[ ] to $[ ], including out-of-pocket expenses. The Fund expects that the solicitation will be primarily by mail, but also may include telephone, personal interviews or other means. The Fund does not reimburse Trustees and officers of the Fund, or regular employees and agents of Advisers involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

VOTING BY BROKER-DEALERS. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that the broker-dealers may vote on the items to be considered at the Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting those shares in the same proportion as they vote shares for which they received instructions.

QUORUM. 40% of the Fund's shares entitled to vote, present in person or represented by proxy, constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or persons entitled to vote; and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

REQUIRED VOTE. Provided that a quorum is present, Sub-Proposals 1a-1f, amendments to fundamental investment restrictions, and Proposal 2, elimination of certain fundamental investment restrictions, each require the affirmative vote of the lesser of: (i) more than 50% of the outstanding voting securities of the Fund; or (ii) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy. Abstentions and broker non-votes will be treated as votes not cast and, therefore, will not be counted for purposes of obtaining approval of each Proposal.

ADJOURNMENT. In the event that a quorum is not present at the Meeting or, in the event that a quorum is present but sufficient votes have not been received to approve a Proposal, the Meeting may be adjourned to permit further solicitation of proxies. The presiding officer of the Fund for the Meeting or the affirmative vote of a majority of the persons designated as proxies may adjourn the Meeting to permit further solicitation of proxies or for other reasons consistent with Massachusetts law and the Fund's Declaration of Trust, as restated and amended, and By-Laws. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote on questions of adjournment.

OTHER MATTERS AND DISCRETION OF PERSONS NAMED IN THE PROXY. The Fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Fund's offices, One Franklin Parkway, San Mateo, California 94403-1906, so they are received within a reasonable time before any such meeting. No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund.

By order of the Board of Trustees,

Murray L. Simpson
SECRETARY

Dated:  [             ], 2002
San Mateo, California

                                    EXHIBIT A

                 FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED
                           TO BE AMENDED OR ELIMINATED

-------------------------------------------------------------------------------
 PROPOSAL   RESTRICTION       CURRENT FUNDAMENTAL         PROPOSED FUNDAMENTAL
    OR                            RESTRICTION                 RESTRICTION
SUB-PROPOSAL
                               THE FUND MAY NOT:           THE FUND MAY NOT:
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1a        Borrowing      1.  Borrow money or mortgage  Borrow money, except to
                             or pledge any of the      the extent permitted by
                             assets of the Trust,      the 1940 Act or any
                             except that borrowings    rules, exemptions or
                             (and a pledge of assets   interpretations
                             therefor) for temporary   thereunder that may be
                             or emergency purposes     adopted, granted or
                             may be made from banks    issued by the SEC.
                             in an amount up to 5% of
                             total asset value.
-------------------------------------------------------------------------------
1b        Underwriting   4.  Act as underwriter of     Act as an underwriter
                             securities issued by      except to the extent the
                             other persons, except     Fund may be deemed to be
                             insofar as the Fund may   an underwriter when
                             be technically deemed an  disposing of securities
                             underwriter under the     it owns or when selling
                             federal securities laws   its own shares.
                             in connection with the
                             disposition of portfolio
                             securities.
-------------------------------------------------------------------------------
1c        Lending        3.  Lend any funds or other   Make loans to other
                             assets, except by the     persons except (a)
                             purchase of publicly      through the lending of
                             distributed bonds,        its portfolio securities,
                             debentures, notes or      (b) through the purchase
                             other debt securities     of debt securities, loan
                             and except that           participations and/or
                             securities of the Fund    engaging in direct
                             may be loaned to          corporate loans in
                             securities dealers or     accordance with its
                             other institutional       investment objectives and
                             investors if at least     policies, and (c) to the
                             102% cash collateral is   extent the entry into a
                             pledged and maintained    repurchase agreement is
                             by the borrower,          deemed to be a loan. The
                             provided such loans may   Fund may also make loans
                             not be made if, as a      to other investment
                             result, the aggregate of  companies to the extent
                             such loans exceeds 10%    permitted by the 1940 Act
                             of the value of the       or any exemptions
                             Fund's total assets at    therefrom which may be
                             the time of the most      granted by the SEC.
                             recent loan. The entry
                             into repurchase
                             agreements is not
                             considered a loan for
                             purposes of this
                             restriction.
-------------------------------------------------------------------------------
1d        Commodities    10. Invest in commodities     Purchase or sell real
                             and commodity contracts,  estate and commodities,
                             puts, calls, straddles,   except that the Fund may
                             spreads or any            purchase or sell
                             combination thereof       securities of real estate
                             (however, the Fund may    investment trusts and
                             write exchange listed     purchase, hold or sell
                             call options, purchase    real estate acquired as a
                             put options on            result of ownership of
                             securities in its         securities or other
                             portfolio, purchase call  instruments, may purchase
                             options to the extent     or sell currencies, may
                             necessary to cancel call  enter into futures
                             options previously        contracts on securities,
                             written, purchase listed  currencies, and other
                             call options provided     indices or any other
                             that the value of the     financial instruments,
                             call options purchased    and may purchase and sell
                             will not exceed 5% of     options on futures
                             the Fund's net assets,    contracts.
                             and purchase call and
                             put options on stock
                             indices for defensive
                             hedging purposes).
-------------------------------------------------------------------------------
1d        Real Estate    9.  Acquire, lease or hold    Purchase or sell real
                             real estate (although     estate and commodities,
                             the Fund may invest in    except that the Fund may
                             real estate investment    purchase or sell
                             trusts).                  securities of real estate
                                                       investment trusts and
                                                       purchase, hold or sell
                                                       real estate acquired as a
                                                       result of ownership of
                                                       securities or other
                                                       instruments, may purchase
                                                       or sell currencies, may
                                                       enter into futures
                                                       contracts on securities,
                                                       currencies, and other
                                                       indices or any other
                                                       financial instruments,
                                                       and may purchase and sell
                                                       options on futures
                                                       contracts.
-------------------------------------------------------------------------------
1e        Senior         13. Issue senior securities,  Issue senior securities,
          Securities         as defined in the 1940    except to the extent
                             Act (except that this     permitted by the 1940 Act
                             restriction does not      or any rules, exemptions
                             prevent the Fund from     or interpretations
                             entering into repurchase  thereunder that may be
                             agreements or making      adopted, granted or
                             borrowings, mortgages     issued by the SEC.
                             and pledges).
-------------------------------------------------------------------------------
1f        Diversification 5. Invest more than 5% of    Purchase the securities
          of                 the value of the gross    of any one issuer (other
          Investments        assets of the Fund in     than the U.S. government
                             the securities of any     or any of its agencies or
                             one issuer (but this      instrumentalities or
                             limitation does not       securities of other
                             apply to investments in   investment companies) if
                             securities issued or      immediately after such
                             guaranteed by the U.S.    investment (a) more than
                             government or its         5% of the value of the
                             agencies or               Fund's total assets would
                             instrumentalities).       be invested in such
                                                       issuer or (b) more than
                                                       10% of the outstanding
                                                       voting securities of such
                                                       issuer would be owned by
                                                       the Fund, except that up
                                                       to 25% of the value of
                                                       the Fund's total assets
                                                       may be invested without
                                                       regard to such 5% and 10%
                                                       limitations.

                          6. Purchase the securities
                             of any issuer which
                             would result in owning
                             more than 10% of any
                             class of the outstanding
                             voting securities of
                             such issuer. To the
                             extent permitted by
                             exemptions granted under
                             the Investment Company
                             Act of 1940, as amended
                             (1940 Act), the Funds
                             may invest in shares of
                             money market funds
                             managed by the manager
                             or its affiliates.
------------------------------------------------------------------------------
2         Control or     11. Invest in companies for   Proposed to be
          Management         the purpose of            Eliminated.
                             exercising control or
                             management.
------------------------------------------------------------------------------
2         Margin         2.  Buy any securities on     Proposed to be
                             margin....                Eliminated.
------------------------------------------------------------------------------
2         Short Sales    2.  ..sell any securities     Proposed to be
                             short (except that the    Eliminated.
                             Fund may sell securities
                             "short against the box").
------------------------------------------------------------------------------
2         Three Years    8.  Purchase any securities   Proposed to be
          of Company         issued by a corporation   Eliminated
          Operation          that has not been in
                             continuous operation for
                             three years, but such
                             period may include the
                             operation of a
                             predecessor.
------------------------------------------------------------------------------
2         Investment     12. Purchase securities of    Proposed to be
          in Other           other investment          Eliminated.
          Investment         companies, except in
          Companies          connection with a
                             merger, consolidation,
                             acquisition, or
                             reorganization; or
                             except to the extent the
                             Funds invest their
                             uninvested daily cash
                             balances in shares of
                             the Franklin Money Fund
                             and other money market
                             funds in Franklin
                             Templeton Investments
                             provided i) their
                             purchases and
                             redemptions of such
                             money fund shares may
                             not be subject to any
                             purchase or redemption
                             fees, ii) their
                             investments may not be
                             subjet to duplication
                             of to duplication of
                             management fees, nor
                             to any charge related
                             to the expense of
                             distributing the Fund's
                             shares (as determined
                             under Rule 12b-1, as
                             amended, under the federal
                             securities laws) and (iii)
                             provided aggregate
                             investments by the Fund
                             in any such money fund
                             do not exceed (A) the
                             greater of (i) 5% of the
                             Fund's total net assets
                             or (ii) $2.5 million, or
                             (B) more than 3% of the
                             outstanding shares of
                             any such money fund.
------------------------------------------------------------------------------
2         Management     7.  Purchase from or sell     Proposed to be
          Ownership          to its officers and       Eliminated.
          of                 trustees, or any firm of
          Securities         which any officer or
                             trustee is a member, as
                             principal, any
                             securities, but may deal
                             with such persons or
                             firms as brokers and pay
                             a customary brokerage
                             commission; or retain
                             securities of any issuer
                             if, to the knowledge of
                             the trust, one or more
                             of its officers,
                             trustees or investment
                             advisor own beneficially
                             more than one-half of 1%
                             of the securities of
                             such issuer and all such
                             officers and trustees
                             together own
                             beneficially more than
                             5% of such securities.
-------------------------------------------------------------------------------
2         Oil and Gas   10.  ..invest in interests     Proposed to be
          Programs           in oil, gas or other      Eliminated.
                             mineral programs.
-------------------------------------------------------------------------------





              EVERY SHAREHOLDER'S VOTE IS IMPORTANT











                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY




                  Please detach at perforation before mailing.





PROXY                                                                    PROXY
                        SPECIAL SHAREHOLDERS' MEETING OF
                      FRANKLIN CONVERTIBLE SECURITIES FUND
                                 OCTOBER 3, 2002

The undersigned hereby revokes all previous proxies for his or her shares and appoints Rupert H. Johnson, Jr., Harmon E. Burns, Murray L. Simpson, Barbara J. Green, David P. Goss, and Bruce Bohan, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Franklin Convertible Securities Fund ("Convertible Securities Fund") that the undersigned is entitled to vote at the Convertible Securities Fund's Special Shareholders' Meeting to be held at 920 Park Place, San Mateo, CA 94403-1907 at 10:00 p.m. Pacific time on October 3, 2002, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any matters that may properly be acted upon at the Meeting.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

You are urged to date and sign this proxy and return it promptly. This will save the expense of follow-up letters to shareholders who have not responded.

                                   VOTE VIA THE INTERNET: franklintempleton.com
                                   VOTE VIA THE TELEPHONE: 1-800\597-7836

                                   --------------------------------------------
                                   CONTROL NUMBER: 999 9999 9999 999
                                   --------------------------------------------


                                   I plan to attend the meeting. YES [ ] NO [ ]

                                   NOTE:  Please sign exactly as your name
                                   appears on the proxy.  If signing for
                                   estates, trusts, or corporations, your title or capacity should be stated. If shares are held jointly, each holder must sign.

                                   _________________________________
                                   Signature

                                   _________________________________
                                   Signature

                                   _________________________________
                                   Signature






                     (Please see reverse side)








               EVERY SHAREHOLDER'S VOTE IS IMPORTANT













                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY




                  Please detach at perforation before mailing.





This proxy is solicited by the Board of Trustees of Franklin Investors Securities Trust on behalf of the Convertible Securities Fund. It will be voted as specified. If no specification is made, this proxy shall be voted for Proposals 1 (including 6 Sub-Proposals) and 2. If any other matters properly come before the meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.
Management is not aware of any such matters.

PLEASE MARK VOTES AS INDICATED IN THIS EXAMPLE [X]

The Board of Trustees unanimously recommends a vote for ProposalS 1 AND 2.

Proposal 1- To approve amendments to certain of the Fund's fundamental investment restrictions (includes six (6) Sub-Proposals):

3a. To amend the Fund's fundamental investment restriction regarding borrowing.

             FOR                AGAINST                  ABSTAIN
            [   ]               [   ]                     [   ]

3b. To amend the Fund's fundamental investment restriction regarding underwriting.

             FOR                AGAINST                  ABSTAIN
            [   ]               [   ]                     [   ]

3c. To amend the Fund's fundamental investment restriction regarding lending.

             FOR                AGAINST                  ABSTAIN
            [   ]               [   ]                     [   ]

3d. To amend the Fund's fundamental investment restriction regarding investment in real estate and commodities.

             FOR                AGAINST                  ABSTAIN
            [   ]               [   ]                     [   ]

3e. To amend the Fund's fundamental investment restriction regarding issuing senior securities.

             FOR               AGAINST                   ABSTAIN
            [   ]               [   ]                      [   ]

3f. To amend the Fund's fundamental investment restrictions regarding diversification of investments.

             FOR               AGAINST                  ABSTAIN
            [   ]               [   ]                     [   ]



     IMPORTANT: PLEASE SIGN, DATE AND MAIL IN YOUR PROXY...TODAY
     ---------

PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE.  NO
POSTAGE REQUIRED IF MAILED IN THE U.S.